Proxy Materials

KIRR, MARBACH PARTNERS FUNDS, INC.
621 Washington Street

Columbus, IN 47201

(800) 870-8039

February 8, 2022

Dear Shareholder:

As a shareholder of Kirr, Marbach Partners Value Fund (the “Fund”), you are invited to attend a special shareholder meeting (the “Meeting”) of the Fund, which will be held on March 8, 2022. The Fund is a series of Kirr, Marbach Partners Funds, Inc. (the “Corporation”), a corporation formed under the laws of the state of Maryland. The Board of Directors (the “Board”) of the Corporation is responsible for managing the Corporation’s business and affairs. The Board currently consists of five Directors, two of whom are deemed to be “interested persons” (as defined under the Investment Company Act of 1940, as amended) (the “1940 Act”) of the Corporation. The remaining three Directors are not “interested persons” and are referred to herein as “Independent Directors.”

The purpose of the Meeting is to seek shareholder approval of the election of five Directors to the Board. As discussed below, four of the five nominees are existing Directors, and one of the nominees (Tom J. Thornburg) is being proposed as a replacement for Mark E. Chesnut, an Independent Director of the Board since 1998, who is planning to step down as a Director this year. Three of the nominees were previously elected by the initial shareholder of the Corporation, and one of the nominees (John A. Elwood) was appointed as a Director in 2018 by the Independent Directors, but has not yet been elected by shareholders.

You are being asked to elect each of the following five individuals as Directors: Mark D. Foster, Mickey Kim, Jeffrey N. Brown, John A. Elwood and Tom J. Thornburg. Mr. Foster is currently a Director of the Fund and has served as Director since his election by by the Corporation’s initial shareholder in 1998. Mr. Kim is currently a Director of the Corporation and has served as Director since his election by the Corporation’s initial shareholder in 1998. Mr. Brown is currently a Director of the Corporation and has served as Director since his election by the Corporation’s initial shareholder in 1998. Mr. Elwood is currently a Director of the Corporation and has served as a Director since his appointment by the Board in 2018. The other nominee, Mr. Thornburg, is not currently a Director. The Independent Directors have recommended to the Board, and the Board has unanimously nominated, Mr. Thornburg to join the Board as a Director.

While the Board can appoint a new Director without a shareholder vote under certain circumstances, under applicable provisions of the 1940 Act, the Board cannot do so if, after such appointment, fewer than two-thirds of the Directors would have been elected by shareholders. Four of the five current Directors have previously been elected by shareholders. However, one of these Directors, Mr. Chesnut, is expecting to submit his resignation, and Mr. Thornburg is being proposed as the replacement to fill Mr. Chesnut’s vacancy. Given the legal requirements under the 1940 Act, the Board is not permitted to appoint another Director, as such appointment would result in fewer than two-thirds of the members of the Board having been elected by shareholders. Accordingly, this shareholder vote and Meeting is being held for purposes of electing Mr. Thornburg. The Board also believes that while seeking shareholders’ approval of Mr. Thornburg as a Director, it is prudent for the Board to recommend that shareholders re-elect Mr. Foster, Mr. Kim and Mr. Brown as Directors and elect Mr. Elwood as a Director. If all members of the Board have been elected by the shareholders, then upon any future retirements, resignations, or other cessation of duties by an elected Director, the Board will have flexibility to appoint replacements for one or more Directors, thereby avoiding the need to incur the expenses of a future shareholder meeting should vacancies arise.

The Board has unanimously approved these nominations and believes they are in the best interests of the Corporation and its shareholders. The Board recommends that you vote in favor of the election of the nominees.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the nominees. The election returns will be reported at the first shareholder meeting following the special shareholder meeting on March 8, 2022, or as soon as practical thereafter. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

In light of the ongoing COVID-19 situation, shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19.

Thank you for your continued support.

Sincerely,

Mickey Kim
Director, Vice President, Secretary, Treasurer and Chief Compliance Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 8, 2022

KIRR, MARBACH PARTNERS FUNDS, INC.
621 Washington Street

Columbus, IN 47201

(800) 870-8039

To the Shareholders of Kirr, Marbach Partners Value Fund, Inc. (the “Fund”), notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Kirr Marbach, 621 Washington Street, Columbus, Indiana 47201, on March 8, 2022 at 11:00 am EST.

The Meeting will be held for the following purpose, which is more fully described in the accompanying proxy:

Proposal - Election of Directors to the Board of Directors (the “Board”) of the Corporation.

Shareholders may also be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on January 26, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy card is being solicited on behalf of the Board and the Fund. The Board has unanimously approved and recommends you vote in favor of the proposal. Please read the enclosed proxy statement for a full discussion of the proposal.

By order of the Board of Directors of the Corporation

Mickey Kim, Director, Vice President, Secretary, Treasurer and Chief Compliance Officer

February 8, 2022

Your vote is important - please vote your shares promptly.

In light of the ongoing COVID-19 situation, shareholders are urged to vote by internet, telephone, or mail. Shareholders are advised to monitor federal, state and local orders and recommendations in connection with COVID-19. Telephone and internet voting instructions can be found on the enclosed proxy card or shareholders can indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

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KIRR, MARBACH PARTNERS FUNDS, INC.
621 Washington Street

Columbus, IN 47201

(800) 870-8039

PROXY STATEMENT

FEBRUARY 8, 2022

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 8, 2022

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Kirr, Marbach Partners Funds, Inc. (the “Corporation”) of proxies to be voted at the Special Meeting of Shareholders of the Corporation and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of Kirr Marbach, 621 Washington Street, Columbus, Indiana 47201, on March 8, 2022, at 11:00 am EST.

The Meeting is being held for the purpose of electing Directors to the Board as described below. Shareholders also may be asked to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Board is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

Shareholders of record at the close of business on January 26, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are being mailed to Shareholders on or about February 8, 2022.

The Corporation is an open-end, diversified, management investment company, incorporated as a Maryland corporation on September 23, 1998. Shareholders of the Corporation are being solicited to vote on the proposal. The Corporation is authorized to issue shares of common stock in series and classes. Kirr, Marbach Partners Value Fund (the “Fund”) is a series (and currently, the only series) of common stock of the Corporation.

Financial statements for the Fund are included in the annual report of the Fund for its fiscal year-end of September 30, 2021, which is mailed to shareholders. Shareholders may obtain copies of the applicable annual report or semi-annual report free of charge on the EDGAR database on the SEC’s website at www.sec.gov.

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If you have any questions about the proposal or the proxy card, please do not hesitate to call (800) 870-8039 to speak with representatives of the Corporation.

PROPOSAL - ELECTION OF DIRECTORS TO THE BOARD

The Board currently has five members: Mark D. Foster, Mickey Kim, Jeffrey N. Brown, Mark E. Chesnut and John A. Elwood. Mr. Foster is currently a Director of the Fund and has served as Director since his election by by the Corporation’s initial shareholder in 1998. Mr. Kim is currently a Director of the Corporation and has served as Director since his election by the Corporation’s initial shareholder in 1998. Mr. Brown is currently a Director of the Corporation and has served as Director since his election by the Corporation’s initial shareholder in 1998. Mr. Chesnut is currently a Director of the Corporation and has served as Director since his election by the Corporation’s initial shareholder in 1998. Mr. Elwood is currently a Director of the Corporation and has served as a Director since his appointment by the Board in 2018.

At a meeting held on November 11, 2021, all of the Directors who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) (the “1940 Act”) of the Corporation, recommended and approved Mr. Tom Thornburg for election as an additional Director of the Fund. Directors who are not “interested persons” are referred to herein as “Independent Directors.” The Board also recommended and approved that shareholders re-elect Mr. Foster, Mr. Kim and Mr. Brown as Directors and elect Mr. Elwood as a Director.

As indicated under “Directors and Officers” below, Mr. Thornburg has considerable business experience in investment management matters. The Directors believe that Mr. Thornburg will enhance the Board’s ability to oversee the operations of the Fund.

Section 16(a) of the 1940 Act provides that a Director may be appointed by the Board only if, after his appointment, at least two-thirds of the Directors have been elected by the shareholders.

With Mr. Chesnut’s expected resignation, an appointment of Mr. Thornburg would result in less than two-thirds of the Board having been elected by the shareholders of the Corporation; accordingly, under this arrangement, Mr. Thornburg must be elected as a Director by the shareholders.

If only Mr. Elwood is elected by shareholders, the Board would have the flexibility to appoint Mr. Thornburg as a Director since after Mr. Chesnut’s anticipated resignation, Mr. Elwood’s election and Mr. Thornburg’s subsequent appointment, two-thirds of the Directors will have been elected by shareholders. Similarly, if only Mr. Thornburg is elected by shareholders, then the remaining Directors will continue to serve as Directors of the Fund. If all members of the Board are elected by the shareholders, then upon any future retirements, resignations, or other cessation of duties by an elected Director, the Board will have flexibility to appoint replacements (subject to the restrictions under the 1940 Act described above), thereby avoiding the need to incur the expenses of a future shareholder meeting should vacancies arise.

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If none of the nominees are approved by shareholders, the Board’s composition will remain the same and the Directors will not be able to appoint any additional Directors. In that scenario, Mr. Foster, Mr. Kim, Mr. Brown and Mr. Elwood will continue to serve as Directors of the Fund, subject to Board composition changes that may be deemed advisable to meet requirements of the 1940 Act and which may not require a shareholder vote.

Required Vote

The election of each nominee will be voted upon by shareholders of the Corporation. Assuming a quorum is present, a nominee will be elected as a Director if such person receives a plurality of the votes cast by all shares of the Company. In essence, this means that the nominees receiving affirmative votes cast at the Meeting will be elected to the Board. The nominees have indicated that they are able and willing to serve as Directors and, if elected, will serve as Directors until each dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his successor. Any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise will have the same effect as a vote against the proposal.

The Board recommends that shareholders elect the nominees as Directors of the Corporation.

Directors and Officers

Under the laws of the State of Maryland, the Board is responsible for managing the Corporation’s business and affairs. The Directors and Officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below.

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Current Board of Directors
Name and Age	Position with the Corporation	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held during Past 5 Years
Interested Directors
Mark D. Foster (1) Born 1958	Director, Chairman and President	Indefinite term since 1998	Chief Investment Officer, Kirr, Marbach & Company, LLC	1	None
Mickey Kim (2) Born 1958	Director, Vice President, Secretary, Treasurer and Chief Compliance Officer	Indefinite term since 1998; Chief Compliance Officer since 2004	Chief Operating Officer and Chief Compliance Officer, Kirr, Marbach & Company, LLC	1	Director, CrossAmerica Partners LP
Independent Directors
Jeffrey N. Brown Born 1959	Director	Indefinite term since 1998	President, Travel Indiana LLC (2016-present); President, Home News Enterprises (1998-2016)	1	None
Mark E. Chesnut Born 1947	Director	Indefinite term since 1998	Retired, formerly Vice- President, Cummins Inc.	1	None
John A. Elwood Born 1970	Director	Indefinite term since 2018	President, Elwood Staffing Services, Inc. (1996-present)	1	None

(1)	Mark D. Foster is an owner and officer of Kirr, Marbach & Company, LLC, the investment adviser to the Fund (the “Adviser”).

(2)	Mickey Kim is an owner and officer of the Adviser.

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Director Nominees
Name and Age	Position with the Corporation	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held during Past 5 Years
Independent Director Nominees
Mark D. Foster (1) Born 1958	Director, Chairman and President	Indefinite term since 1998	Chief Investment Officer, Kirr, Marbach & Company, LLC	1	None
Mickey Kim (2) Born 1958	Director, Vice President, Secretary, Treasurer and Chief Compliance Officer	Indefinite term since 1998; Chief Compliance Officer since 2004	Chief Operating Officer and Chief Compliance Officer, Kirr, Marbach & Company, LLC	1	Director, CrossAmerica Partners LP
Interested Director Nominee
Jeffrey N. Brown Born 1959	Director	Indefinite term since 1998	President, Travel Indiana LLC (2016-present); President, Home News Enterprises (1998-2016)	1	None
John A. Elwood Born 1970	Director	Indefinite term since 2018	President, Elwood Staffing Services, Inc. (1996-present)	1	None
Tom J. Thornburg Born 1967	Director	N/A	LLC Member, CEO, Sacoma Specialty Products, LLC (2020-Present) LLC Manager, Brown Hill Landscape, LLC (2020-Present) LLC Manager, Value Creation Advising (2017-Present)	1	None

(1)	Mark D. Foster is an owner and officer of the Adviser.

(2)	Mickey Kim is an owner and officer of the Adviser.

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The Board met four times during the fiscal year ended September 30, 2021. During the fiscal year, all of the current Directors attended (whether virtually or otherwise) 100% of the Board’s meetings and the meetings of the committees on which they served.

Additional Information Concerning the Board of Directors

Board Leadership Structure

The Board currently consists of five Directors, two of whom are “interested persons,” including the Chairman of the Board. The Board does not have a lead Independent Director. The Board believes that this structure, combined with the Board committees discussed below, best allows it to handle its responsibilities to the Fund efficiently and thoroughly.

Board Oversight of Risk and Risk Management

The Board is responsible for general oversight of the Fund’s operations, including risk management. The Board does not directly oversee the day-to-day operations of the Fund, but does ultimately select, approve and monitor the officers and service providers that carryout the Fund’s operations and the policies and procedures that guide those officers and service providers. The Board meets at least quarterly, and more frequently if needed, to review the Fund’s operations. As part of that process, the Board reviews reports from, and engages in discussions with, the Chief Compliance Officer, the Adviser, the administrator and other service providers.

Fund Committees

The Board also oversees risk through its committees. The Board has a standing Audit Committee and a Pricing Committee. The Audit Committee is responsible for monitoring the integrity of the Corporation’s financial reporting process and internal control systems, monitoring the overall performance of the Corporation’s fund accounting agent and providing an avenue of communication among the independent accountants, the fund accounting agent and the Board. The members of the Audit Committee currently are Mr. Brown (Chairperson), Mr. Chesnut and Mr. Elwood, none whom is deemed an “interested person,” as defined in the 1940 Act. Mr. Thornburg is expected to replace Mr. Chesnut as an Independent Director on the Audit Committee. The Audit Committee met twice during the past fiscal year.

The Pricing Committee is responsible for assisting the Board in making fair value determinations of securities when no market quotations are readily available. The members of the Pricing Committee currently are Mr. Kim (Chairperson), Mr. Foster and Mr. Brown. The Pricing Committee only meets in the unusual circumstance that it has to price an investment, and no such meetings were required during the past fiscal year.

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Information about Each Director’s Qualification, Experience, Attributes or Skills

In addition to the information provided in the table above, below is certain additional information concerning each particular Director and certain of their Director attributes. The information provided below, and in the table above, is not all-inclusive. Many Director attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The following is a summary of specific experience, qualifications, attributes, and skills that led to the conclusion that each Director should serve on the Fund’s Board.

Mark D. Foster is a Chartered Financial Analyst and joined the Adviser in 1987. Mr. Foster has been Kirr, Marbach and Company, LLC’s Chief Investment Officer since 1997 and brings to the Board particular experience with financial markets and the day-to-day management and operation of the Fund. In addition, Mr. Foster has 23 years of experience as a Director.

Mickey Kim is a Chartered Financial Analyst and joined the Adviser in 1986. Mr. Kim has been the Adviser’s Chief Operating Officer since 1996 and Chief Compliance Officer since 2004 and brings to the Board particular experience with securities regulatory matters and the day-to-day management and operation of the Fund. In addition, Mr. Kim has 23 years of experience as a Director.

Jeffrey N. Brown is currently President of Travel Indiana LLC, an Indiana travel media company. Previously, he served as President of Home News Enterprises, a newspaper publishing company. He brings to the Board particular experience with advertising/marketing, media relations and business management. In addition, Mr. Brown has 23 years of experience as a Director.

Mark E. Chesnut is retired, formerly Vice-President of Cummins, Inc., a Fortune 500 engine manufacturer and power generation company, and brings to the Board particular experience with business management. In addition, Mr. Chesnut has 23 years of experience as a Director.

John A. Elwood is currently President of Elwood Staffing Services, Inc., a multi-state staffing, recruiting and human resources company. Mr. Elwood brings to the board particular experience related to corporate leadership, business management, and supervision of financial accounting personnel and processes. Mr. Elwood joined the Board in 2018.

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Information about the Nominee for Independent Director’s Qualification, Experience, Attributes or Skills

Mr. Thornburg is currently a LLC Member and CEO of Sacoma Specialty Products. He is also currently a LLC Manager of Brown Hill Landscape, LLC and Value Creation Advising, LLC. Mr. Thornburg brings to the Board particular experience with executive leadership and business management. Mr. Thornburg also previously was acted as Chief Financial Officer and President of Sacoma International, LLC, and, in addition to the above, brings to the Board his prior accounting and finance experience.

Ownership of Fund Shares and Other Interests

The following table sets forth dollar ranges of securities beneficially owned by each Director as of September 30, 2021.

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Director	Dollar Range of Equity Securities in the Fund
INDEPENDENT DIRECTORS

Jeffrey N. Brown	Over $100,000

Mark E. Chesnut	Over $100,000

John A. Elwood	Less than $1,000

INTERESTED DIRECTORS

Mark D. Foster	Over $100,000

Mickey Kim	Over $100,000

As of September 30, 2021, neither the Independent Directors nor any nominee for Director, nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Directors, nor any nominee for Director, nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

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Compensation

The following table provides information relating to compensation paid to Directors for their services as such for the period October 1, 2020 to September 30, 2021.

Name	Cash Compensation(1)	Other Compensation	Total
Mark D. Foster	$0	$0	$0

Mickey Kim	$0	$0	$0

Jeffrey N. Brown	$4,000	$0	$4,000

Mark E. Chesnut	$4,000	$0	$4,000

John A. Elwood	$4,000	$0	$4,000

All directors as a group	$12,000	$0	$12,000

(1)	Each Independent Director received $1,000 for each Board meeting attended and reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 2021 and the Audit Committee held two meetings during fiscal 2021.

GENERAL INFORMATION

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Fund, officers and employees of the Adviser, or other representatives of the Fund, who will not be paid for their services, may also solicit proxies by telephone or in person. The Fund does not intend to engage a proxy solicitation firm. The Fund has retained a proxy vendor, AST Fund Solutions, to assist with tabulation, printing, mailing and other related proxy administration services. The Fund will pay for the expenses incident to the proxy process in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of AST Fund Solutions. The Fund also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The anticipated expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and proxy vendor expenses are estimated to be approximately $35,000 and will be paid by the Fund.

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Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy card in the envelope provided. Please sign the proxy card according to the following instructions:

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate in his or her capacity (e.g. a trustee for a trust or other entity should sign “Trustee” after their name).

To vote by phone, please call the toll-free number printed on your proxy card and following the recorded instructions. To vote online, please visit the website found on your proxy card and following the online instructions.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Directors. You may revoke your proxy at any time before it is exercised by sending a written revocation to the Secretary of the Fund, by timely voting a later-dated proxy by phone, internet or mail, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Directors.

Quorum and Adjournment

The presence of a quorum is required to transact business at the Meeting. One-third of the shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund at the Meeting. The shares represented at the Meeting by proxies that are marked “withhold authority” for approval of the nominees will be counted as shares present for the purpose of determining whether a quorum is present. Broker non votes will also be counted as shares present for purposes of determining a quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require more votes cast in favor than against such proposal.

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Investment Adviser

The investment adviser to the Fund is Kirr, Marbach & Company, LLC (the “Adviser”). Its address is: 621 Washington Street, Columbus, Indiana 47201.

Other Service Providers

The Fund’s administrator, transfer and dividend-disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s distributor is Quasar Distributors. LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. The Fund’s custodian is U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 300, Milwaukee, Wisconsin 53212.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the independent registered public accounting firm to the Fund (the “Auditor”).

Audit Fees

For the Fund’s two most recent fiscal years ended in 2020 or 2021, as appropriate, aggregate fees billed by the Auditor for the audit of the Fund’s annual financial statements and services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those two fiscal years were $19,000.00 and $19,000.00, respectively.

Audit-Related Fees

The Auditor did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended in 2020 or 2021, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

The Auditor prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2020 or 2021, as appropriate. Aggregate fees billed to the Fund by the Auditors for professional services for tax compliance, tax advice, and tax planning were $3,200.00 and $3,200.00, respectively. All of these fees were required to be approved by the Audit Committee.

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All Other Fees

The Auditor neither performed services for the Fund nor delivered any products to the Fund for each Fund’s two most recent fiscal years ended in 2020, or 2021, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Fund of all auditing and permissible non-audit services to be provided to the Fund by the Auditor, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2020 or 2021, as appropriate, the Auditor did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the Adviser or any of its its affiliates that provided ongoing services to the Fund for any non-audit fees.

Outstanding Shares of the Fund

The number of shares of the Fund issued and outstanding on the Record Date was 2,724,047.077.

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Management Ownership, Principal Holders and Control Persons of the Fund

A principal holder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

As of the close of business on the Record Date, the persons listed in Appendix A were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of a class of Fund’s outstanding shares.

Shareholder Communications and Proposals

The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, the communication should be submitted in writing to U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, who will forward such communication to the Board.

The Corporation is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of Directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 within a reasonable time before the solicitation of the proxies for such meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at such meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the meeting.

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Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (800) 870-8039. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (800) 870-8039 or write to U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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APPENDIX A

Principal Holders and Control Persons of the Fund

As of January 26, 2022, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	No. of Shares	Percentage	Owned of Record or Beneficially or Both
Interactive Brokers LLC One Pickwick Plaza Greenwich, CT 06830	304,948	11.19%	Beneficially
Mark D. Foster 621 Washington St. Columbus, IN 47201	266,111	9.77%	Record
Mickey Kim 621 Washington St. Columbus, IN 47201	193,386	7.10%	Record
Charles Schwab & Company 211 Main St. San Francisco, CA 94105	178,293	6.55%	Beneficially
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	145,286	5.33%	Beneficially

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PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line CONTROL NUMBER 12345678910 KIRR, MARBACH PARTNERS FUNDS, INC. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 8, 2022 The undersigned shareholder hereby nominates Mark D. Foster and Mickey Kim as proxy of the undersigned, with full powers of substitution, to vote all the shares of Kirr, Marbach Partners Value Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of Kirr, Marbach Partners Funds, Inc., on March 8, 2022 at 11:00 a.m., Eastern time, at the offices of Kirr Marbach, 621 Washington Street, Columbus, Indiana 47201, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 8, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/kirrmarbach/docs/2022.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

KIRR, MARBACH PARTNERS FUNDS, INC. . This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● Election of Directors FOR WITHHOLD 1. Mark D. Foster ○ ○ 2. Mickey Kim ○ ○ 3. Jeffrey N. Brown ○ ○ 4. John A. Elwood ○ ○ 5. Tom J. Thornburg ○ ○ THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement sent on behalf of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]